COMMITMENTS AND CONTINGENCIES	12 Months Ended
Sep. 30, 2011
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 14 COMMITMENTS AND CONTINGENCIES

COMMITMENTS

During fiscal 2011, we announced agreements to build and operate 58 new FlexRigs. Subsequent to September 30, 2011, we announced that agreements had been reached to build and operate 17 additional FlexRigs. As of November 17, 2011, 47 new FlexRigs with customer commitments remained under construction. During construction, rig construction cost is included in construction in progress and then transferred to contract drilling equipment when the rig is placed in the field for service. Equipment, parts and supplies are ordered in advance to promote efficient construction progress. At September 30, 2011, we had purchase orders outstanding of approximately $361.3 million for the purchase of drilling equipment.

LEASES

At September 30, 2011, we were leasing approximately 135,000 square feet of office space near downtown Tulsa, Oklahoma. We also lease other office space and equipment for use in operations. For operating leases that contain built-in pre-determined rent escalations, rent expense is recognized on a straight-line basis over the life of the lease. Leasehold improvements are capitalized and amortized over the lease term. Future minimum rental payments required under operating leases having initial or remaining non-cancelable lease terms in excess of a year at September 30, 2011 are as follows:

Fiscal Year	Amount (in thousands)

2012	$5,979
2013	4,557
2014	2,524
2015	2,343
2016	1,961
Thereafter	6,489

Total	$23,853

Total rent expense was $5.8 million, $5.4 million and $5.2 million for fiscal 2011, 2010 and 2009, respectively.

CONTINGENCIES

Various legal actions, the majority of which arise in the ordinary course of business, are pending. We maintain insurance against certain business risks subject to certain deductibles. None of these legal actions are expected to have a material adverse effect on our financial condition, cash flows or results of operations.

We are contingently liable to sureties in respect of bonds issued by the sureties in connection with certain commitments entered into by us in the normal course of business. We have agreed to indemnify the sureties for any payments made by them in respect of such bonds.

During the ordinary course of our business, contingencies arise resulting from an existing condition, situation, or set of circumstances involving an uncertainty as to the realization of a possible gain contingency. We account for gain contingencies in accordance with the provisions of ASC 450, Contingencies, and, therefore, we do not record gain contingencies and recognize income until realized. As discussed in Note 2, Discontinued Operations, property and equipment of our Venezuelan subsidiary was seized by the Venezuelan government on June 30, 2010. Our wholly-owned subsidiaries, Helmerich & Payne International Drilling Co. and Helmerich & Payne de Venezuela, C.A., filed a lawsuit in the United States District Court for the District of Columbia on September 23, 2011 against the Bolivarian Republic of Venezuela, Petroleos de Venezuela, S.A. and PDVSA Petroleo, S.A. Our subsidiaries seek damages for the taking of their Venezuelan drilling business in violation of international law and for breach of contract. Additionally, we are participating in two arbitrations against third parties not affiliated with the Venezuelan government, Petroleo or PDVSA in an attempt to collect an aggregate $75 million relating to the seizure of our property in Venezuela. While there exists the possibility of realizing a recovery, we are currently unable to determine the timing or amounts we may receive, if any, or the likelihood of recovery. No gain contingencies are recognized in our Consolidated Financial Statements.